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                                                                    EXHIBIT 10.2

                           TERMINATION OF LEASES, ETC.

      This Amendment of Leases, Etc. dated as of the 1st day of October, 2000 is entered into by and between NEWTOWN GROUP PROPERTIES LIMITED PARTNERSHIP ("Newtown"), a Connecticut limited partnership, and MARTHA STEWART LIVING OMNIMEDIA, INC. ("MSLO"), a Delaware corporation.

      WHEREAS, Newtown and MSLO presently are the sole parties in interest, as landlord and tenant, respectively, of and pursuant to the following documents, as a result of their and/or their predecessors in interest's having previously entered into said documents:

      (i) the Lease dated as of March 6, 1996 between Newtown and Time Publishing Ventures Inc., as amended, as assigned to Martha Stewart Living Omnimedia LLC ("MSO LLC"), predecessor to MSLO, as of February 3, 1997 ("Lease 1");

      (ii) the Lease dated as of August 1, 1996 between Newtown and MSO LLC ("Lease 2");

      (iii) the Lease dated as of August 14, 1997 between Newtown and MSO LLC ("Lease 3", together with Lease 1 and Lease 2, the "Prior Leases");

      (iv) the Letter Agreement dated as of September 29, 2000 between Newtown and MSLO amending the Prior Leases (the "Amendment Agreement"); and

      (v) the Agreement dated as of March 10, 1997 between Newtown and MSO LLC with respect to certain alterations made by MSO LLC to the premises which are the subject of the Prior Leases (the "Alterations Agreement").

      WHEREAS, Newtown and MSLO wish to enter into, execute and deliver to the other a Lease dated as of October 1, 2000 ("Lease 4") but will do so only if both of them enter into, execute and deliver to the other this Amendment of Leases, Etc.
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      NOW, THEREFORE, for good, valuable, sufficient, adequate, legal and valid consideration, given and received by each and both of the undersigned to and from the other, including, but not necessarily limited to, each and both of the undersigned's entering into, executing and delivering to the other this Amendment of Leases, Etc. and Lease 4, the undersigned hereby agree that the Prior Leases, Amendment Agreement and Article 10. of the Alterations Agreement are hereby amended so that the term referred to in the Prior Leases shall be deemed to terminate, and the Prior Leases, Amendment Agreement and Article 10. of the Alterations Agreement shall be deemed to terminate and become and be null, void and of no effect whatsoever, all as of July 1, 2001, and all absolutely, forever and unconditionally.


      IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.


Witness:                                 NEWTOWN GROUP PROPERTIES
                                         LIMITED PARTNERSHIP
                                         By Saugatuck Group Property
                                         Management, Inc.,
                                         Its General Partner,
                                         Hereunto Duly Authorized


                                     By  /s/ Peter van Witt
--------------------------------         --------------------------------
                                         Peter Van Witt,
                                         Its President,
--------------------------------         Hereunto Duly Authorized

                                         MARTHA STEWART LIVING
                                         OMNIMEDIA, INC.


--------------------------------     By  /s/ Sharon Patrick
                                         --------------------------------

                                         Its      President
                                         --------------------------------,

                                         --------------------------------
--------------------------------         Hereunto Duly Authorized


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STATE OF CONNECTICUT)
                    ) ss:                                                , 2000
COUNTY OF FAIRFIELD )


      Personally appeared Peter Van Witt, President hereunto duly authorized of Saugatuck Group Property Management, Inc., general partner hereunto duly authorized of NEWTOWN GROUP PROPERTIES LIMITED PARTNERSHIP, signer and sealer of the foregoing instrument, who acknowledged the same to be his free act and deed as such President hereunto duly authorized, the free act and deed of said Saugatuck Group Property Management, Inc. as such general partner hereunto duly authorized, and the free act and deed of said NEWTOWN GROUP PROPERTIES LIMITED PARTNERSHIP, before me.


                                         --------------------------------
                                         Commissioner of the Superior Court
                                         Notary Public
                                         My Commission Expires:


STATE OF NEW YORK  )
                   ) ss:  New York City                                 , 2000
COUNTY OF NEW YORK )


      Personally appeared                        ,                    hereunto
duly authorized of MARTHA STEWART LIVING OMNIMEDIA, INC., signer and sealer of the foregoing instrument, who acknowledged the same to be his/her free act and
deed as such                        hereunto duly authorized, and the free act
and deed of said MARTHA STEWART LIVING OMNIMEDIA, INC., before me.


                                         --------------------------------
                                         Commissioner of the Superior Court
                                         Notary Public
                                         My Commission Expires:

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